Exhibit 99.2
                     PARTICIPATION AND TERMINATION AGREEMENT


         THIS PARTICIPATION AND TERMINATION AGREEMENT ("Agreement") is entered into as of January 4, 2002 by and among EAGLE NATIONAL BANK, a national banking association ("Eagle"); DOLLAR FINANCIAL GROUP, INC. (formerly known as Monetary Management Corporation), a New York business corporation ("Dollar"); PAYDAY PARTNERS, L.P., a Pennsylvania limited partnership ("Payday Partners"); MERLIN HOLDINGS LLC, a Pennsylvania limited liability company ("Merlin"); S. MARSHALL GORSON ("Gorson"); and JOHN PETRALIA ("Petralia"). Payday Partners, Merlin, Gorson and Petralia are referred to herein as "Participants."

                                   Background

         This Agreement supplements that certain July 11, 1995 letter agreement between Eagle and Dollar, as previously amended (the "Eagle-Dollar Agreement"), and replaces that certain May 31, 2000 Master Participation Agreement between Eagle and Payday Partners (the "Participation Agreement") and Eagle's agreements with Gorson and Petralia concerning loan participations (the "Gorson-Petralia Agreements"). All capitalized terms used herein and not otherwise defined shall have the same meanings as in the Eagle-Dollar Agreement.

         Eagle has been making short-term unsecured loans under the Eagle-Dollar Agreement since 1995 (any such loans, whether currently outstanding or originated on or after the date hereof, the "Loans;" no extensions of credit by Dollar or its affiliates directly, or by any other lender for whom Dollar acts as agent, shall be deemed to be "Loans" for purposes of this Agreement). Payday Partners has been participating in the Loans since 2000 and Gorson and Petralia have been participating in the Loans on terms substantially identical to Payday Partners. On December 18, 2001, Eagle consented to the issuance by the Office of the Comptroller of the Currency (the "OCC"), the federal banking agency with regulatory jurisdiction over Eagle, of a consent order (the "Consent Order") directing Eagle to take specified actions with respect to the program under which Eagle makes the Loans (the "Program"). In order to comply with the Consent Order, it is necessary for Eagle to enter into this Agreement and sell participation interests in the Loans to Merlin and the other Participants.

         In recognition of the foregoing, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    Agreement

1.       Certain Computations and Definitions.

     (a) Each party's daily investment in the Loans is determined in accordance with Section 3 hereof. Each party's average daily investment in the Loans for a calendar quarter is computed by taking the sum of its investment in the Loans at the end of each day in the calendar quarter and dividing by the number of days in the quarter, including any days in the calendar quarter after termination of the Agreement and/or after June 15, 2002.

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     (b) Each  party's  "Percentage  Interest"  for a calendar  quarter  (or for allocations or distributions based on results for a calendar quarter) equals the product of (i) 100; and (ii) that party's average daily investment in the Loans for the calendar quarter divided by the sum of all the parties' average daily investments in the Loans for the calendar quarter.

     (c) Any party's "share" of any item equals the dollar amount of the item times the party's Percentage Interest for the calendar quarter in question (or as of the end of the calendar quarter in question). For purposes of this definition, a "party" includes any permitted delegee or assignee of a party.

     (d) The "Standard Payment" for any Participant for a calendar quarter equals 3.50% times the Participant's average daily investment in the Loans for the calendar quarter.

     (e) The "Net Charge-Offs" for a calendar quarter equal the aggregate principal amount of Loans that have matured in the calendar quarter without being repaid, renewed, rolled over or extended, net of any recoveries of principal on charged-off Loans during the calendar quarter.

     (f) The "Available Excess-Loss Funds" are the funds in the Excess-Loss Reserve (as defined in Section 16 of the Eagle-Dollar Agreement) at the end of a calendar quarter that Eagle shall properly charge to and withdraw from the Excess-Loss Reserve under Section 16 of the Eagle-Dollar Agreement.

     (g) "Eagle's Loss Burden" for a calendar quarter equals the lesser of (i) 3% of the principal amount of the Loans originated during the calendar quarter; or (ii) 100% of the Net Charge-Offs for the calendar quarter.

     (h) Each Participant's share of the "Net Losses," if any, for a calendar quarter equals the Participant's share of the Net Charge-Offs, minus its share of the Available Excess-Loss Funds, minus its share of Eagle's Loss Burden; provided, however, that Net Losses shall not be less than zero.

     (i) The term "Reinvestment Requirement" is defined in Section 2(c).

     (j) The term "Deposit Accounts" is defined in Section 28.

     (k) The term "Eligible Investments" means one or more of the following: (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States; (ii) federal funds, certificates of deposit, time deposits and bankers' acceptances with an original maturity of 365 days or less, of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof subject to supervision and examination by federal and/or state banking authorities and whose short-term debt obligations at the time of any deposit therein have one of the two highest ratings by Standard & Poor Rating Services ("S&P") and Moody's Investors Service, Inc. ("Moody's"), whose accounts are fully insured by the Federal Deposit Insurance Corporation, and whose minimum long-term unsecured debt rating by S&P and


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Moody's is "AA" and "Aa2"  respectively;  (iii)  commercial paper (with original maturities of not more than 90 days) of any corporation incorporated under the laws of the United States or any state thereof; (iv) short term investment funds sponsored by any trust company or national banking association, incorporated under the laws of the United States or any state thereof; and (v) interests in any money market fund; provided, however, that each investment described in
(iii), (iv) and (v) shall (a) be rated by S&P, Moody's, and Fitch, Inc. in their respective highest or second-highest rating categories; (b) exclude any callable investments purchased at a premium; and (c) mature no later than 45 days from acquisition, and provided further that no instrument described hereunder shall evidence either the right to receive (x) only interest with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

     (l) The term "FHLB" is defined in Section 7.

     (m) The term "Funding Requirement" is defined in Section 3(h)(ii).

     (n) The term "Intellectual Property Rights" means all forms of intellectual property rights and protections that may be obtained for or may pertain to the Loans and the related services provided by Dollar and Eagle, and Dollar's confidential information and Marks, and may include, without limitation, all right, title and interest in and to all: (i) trade secrets and all trade secret rights and equivalent rights of Dollar arising under the common law, state law, federal law and laws of foreign countries; (ii) customer lists, prospect lists, Loan-collection algorithms, software, hardware and firmware at any time heretofore used by Eagle or Dollar in connection with the Loans; (iii) copyrights and other literary property or authors' rights, whether or not protected by copyright or as a mask work, under common law, state law, federal law and laws of foreign countries, used in connection with the Loans; and (iv) proprietary indicia, trademarks, trade names, symbols, logos and/or brand names of Dollar under common law, state law, federal law and laws of foreign countries used at any time in connection with the Loans. "Intellectual Property Rights" does not include any rights of Eagle in and to the name "Eagle National Bank" or any variant thereof.

     (o) The term "Marks" means all proprietary indicia, trademarks, trade names, symbols, logos and/or brand names that Dollar has adopted or may adopt from time to time to identify its services, including services involving the Loans, or any related materials. Marks include, but are not limited to, Cash 'Til Payday(R), Loan Mart(R) and Money Mart(R).

     (p) The term "Merchants" is defined in Section 5(d).

     (q) The term "Necessary Investment" is defined in Section 3(f).

     (r) The term "Notice Day" is defined in Section 3(h)(ii).

     (s) The term "Payment Date" is defined in Section 2(a).

     (t) The term "Reserve Account" is defined in Section 28(b).

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     (u) The term "Transfer Account" is defined in Section 3(h)(ii).

     (v) The term "Transfer Day" is defined in Section 3(h)(ii).

2.       Certain Payments and Withdrawals.

     (a) Within five (5) days after the end of the first calendar month of each calendar quarter, Eagle shall pay each Participant in cash an amount equal to the product of the Participant's anticipated Standard Payment for such calendar quarter and a fraction equal to the number of days in such month divided by the number of days in such calendar quarter. Within five (5) days after the end of the second calendar month of each calendar quarter, Eagle shall pay each Participant in cash an amount equal to the product of the Participant's anticipated Standard Payment for such calendar quarter and a fraction equal to the number of days in such month divided by the number of days in such calendar quarter. Within fifteen (15) days after the end of each calendar quarter (the "Payment Date"), Eagle shall pay each Participant in cash an amount equal to the excess of (i) the Participant's Standard Payment for the calendar quarter; over
(ii) the payments made by Eagle to the Participant (or its predecessor) under this Section 2(a) after the first two calendar months of the calendar quarter. Eagle shall compute a Participant's anticipated Standard Payment for a calendar quarter using the Participant's average daily investment in the Loans for the calendar month(s) then elapsed.

     (b) By the Payment Date for each calendar quarter Eagle shall pay Merlin, as a fee in consideration of Merlin's commitments hereunder, 0.75% of Merlin's average daily investment in the Loans for the calendar quarter or any part thereof for a partial calendar quarter.

     (c) In the event any Net Charge-Offs for a calendar quarter, Eagle shall, by the Payment Date increase such Participant's investment in the Loans (the "Reinvestment Requirement") (simultaneously giving effect to the reduction described in Section 3(d)) by an amount equal to the lesser of (i) the Participant's share of the Net Charge-Offs for such quarter, or (ii) the sum of the Participant's share of Eagle's Loss Burden and the Participant's share of the Available Excess-Loss Funds. In order to satisfy the Reinvestment Requirement, Eagle shall first use its own funds in an amount equal to Eagle's Loss Burden, and, only in the event Eagle's Loss Burden is insufficient to fully fund the Reinvestment Requirement, Eagle shall withdraw Available Excess-Loss Funds from the Excess-Loss Reserve in an amount necessary to fully fund the Reinvestment Requirement.

3.       Investments in the Loans.

     (a) Eagle's investment in the Loans shall at all times be determined by subtracting from the aggregate principal balance of the Loans (excluding Loans that have not been repaid as of their maturity date, which are not deemed to be outstanding for purposes of this Agreement or the Consent Order) the aggregate investment in the Loans of all the Participants.

     (b) As of the date hereof, the Participants' investments in the Loans are as follows: Payday Partners - $6,175,000; Merlin - $6,000,000, Gorson - $1,650,000; Petralia - $130,000.

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     (c) A Participant's investment in the Loans shall be increased (and Eagle's investment in the Loans shall accordingly be decreased) as of the end of any day in which the Participant makes any cash payment to Eagle under Section 3(f) or Eagle effects a withdrawal from the Transfer Account Sections 3(h)(iii).

     (d) Subject to Section 2(c), if a Participant has Net Losses for a calendar quarter, the Participant's investment in the Loans shall be reduced as of the first day of the succeeding calendar quarter by the Participant's share of such Net Losses.

     (e) [Intentionally Omitted]

     (f) On February 15, 2002 or any earlier date mutually acceptable to Eagle and Merlin, Merlin shall have the first right to make an additional cash payment to Eagle, as an investment in the Loans, as necessary to reduce Eagle's investment in the Loans to $0 (the "Necessary Investment"). In its absolute discretion, Merlin may waive this right, in favor of Dollar, by giving written notice of its waiver to Dollar on or before February 1, 2002. If Merlin does not waive its right, Merlin shall make the Necessary Investment; otherwise, Dollar or its designee shall make the Necessary Investment.

     (g) Except as expressly set forth herein, no party shall have any obligation to increase its investment in the Loans at any time.

     (h)
        (i) On a daily basis, Eagle shall sell and Merlin shall purchase some or all of Eagle's investment in the Loans, on the terms described below, provided that, notwithstanding any language herein to the contrary, at any time upon ten
(10) business days' advance written to Eagle and Dollar, Merlin may transfer to Dollar its rights and obligations under this Section 3(h) and, after the effective date of the notice, Dollar (and not Merlin) shall be responsible for purchasing (or causing Dollar's designee to purchase) Eagle's investment in the Loans and otherwise complying with Merlin's obligations under this Section 3(h).

        (ii) Commencing February 15, 2002, no later than 10:00 a.m. Eastern Time on each business day (each, a "Notice Day"), or on a prior business day, Eagle shall give Merlin notice of any anticipated increase in Eagle's investment in the Loans (the "Funding Requirement") over the period beginning at the commencement of business on the first day after the Notice Day and ending at the close of business on such day, or if such day is not a business day, the close of business on the next business day (each day during this period, whether or not a business day, a "Transfer Day"). Subject to Section 3(h)(i) above, Merlin shall deposit cash in an amount equal to or greater than the Funding Requirement in a Merlin money market account at Eagle (the "Transfer Account") by the end of the Notice Day. Notwithstanding anything else herein to the contrary, Merlin shall have no obligation to invest under this Section 3 more than $25,000,000 in the aggregate in the Loans.

        (iii) At the close of business on each Transfer Day, Merlin shall be deemed to have purchased an investment in the Loans equal to the lesser of (A) the increase in the outstanding principal balance of the Loans as of such


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Transfer  Day; or (B) the funds on deposit in the  Transfer  Account,  and Eagle shall withdraw the requisite funds from the Transfer Account as the purchase price for this investment in the Loans.

        (iv) Upon termination of its lending under the Program, Eagle shall sell, and Merlin shall acquire, Eagle's remaining investment in the Loans.

        (v) In order to secure its obligations under this Section 3(h), Merlin hereby grants Eagle a first priority security interest in the Transfer Account and all funds now or hereafter on deposit in the Transfer Account, as well as a right to offset all funds in the Transfer Account against any obligations of Merlin under this Section 3(h). Merlin authorizes Eagle to effect the withdrawals contemplated hereby from the Transfer Account and designates Eagle as its true and lawful agent and attorney-in-fact for such purpose. This security interest shall terminate when Merlin's Percentage Interest is reduced to 0% and Eagle shall take all requisite actions to evidence the termination of this security interest.

        (vi) In order to further secure its obligations under this Section 3(h) and facilitate continued lending by Eagle in the event that Eagle underestimates the increase in its investment in the Loans for any Transfer Day, no later than February 15, 2002, Merlin shall provide Eagle with not less than $150,000 of additional security in the form of cash (which may be deposited into the Transfer Account), investment securities or instruments consistent with the requirements of the Consent Order, sufficient for Eagle to realize not less than $150,000 in the event of a default in any such obligation by Merlin. This security interest shall terminate when this Agreement terminates and Eagle shall take all requisite actions to evidence the termination of this security interest.

        (vii)  Amounts  in  the  Transfer   Account  shall  not  be  treated  as
investments in the Loans but amounts transferred from the Transfer Account under this Section 3(h) shall be treated as such investments.

        (viii) After February 15, 2002, Eagle shall not be required to fund any Loan if, after funding such Loan, its investment in the Loans would exceed the lesser of (A) $2 million; or (B) an amount equal to the funds on deposit in the Transfer Account.

     (i) Notwithstanding anything to the contrary herein:

        (i) No party's investment in the Loans shall ever be deemed to be less than $0 at any time.

        (ii) In the event at any time that Eagle's investment in the Loans is $0 and the aggregate outstanding principal balance of the Loans would otherwise be less than the Participants' aggregate investments in the Loans, the Participants' investment in the Loans shall be deemed to have been reduced so that the aggregate outstanding principal balance of the Loans equals the Participants' aggregate investments in the Loans. The reductions of the respective Participants shall be effected in accordance with any written notice from Merlin to Eagle, Dollar and the other Participants, which notice specifies that Merlin's investment in the Loans shall be reduced prior to the investments of the other Participants or after the investments of the other Participants, as the case may be. In the absence of any such notice, the reductions of the


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respective  Participants  (including  Merlin)  shall be effected pro rata on the basis of their respective investments in the Loans.

        (iii) Upon a reduction of the Participants' investment in the Loans by virtue of Section 3(i)(ii), Eagle shall promptly distribute to the Participants in cash the amounts by which their investments in the Loans have been reduced.

        (iv) Upon termination of the Program, Eagle shall promptly distribute to the Participants in cash their remaining investments in the Loans.

4.       Dollar Contingent Performance of Obligations of Merlin.

     Upon receipt of notice from Eagle that Merlin has failed to make any required investment in the Loans, to make any required deposit to the Transfer Account or to perform any other requirement hereunder, Dollar shall make or cause a third party to make such additional investment or additional deposit or shall perform or cause a third party to perform such additional requirement, and Dollar or such third party shall succeed to the rights of Merlin with respect to such additional investment or additional requirement. Dollar and/or any such third party shall have the right to delegate any of Dollar's duties to any one or more third parties, and any such third parties shall succeed to the rights of Dollar in respect of such investment or requirement pro tanto. Notwithstanding anything herein to the contrary, at any time Merlin may require Dollar or its designee to purchase its investment in the Loans, by giving not less than forty-five (45) days' advance written notice to both Dollar and Eagle at any time on or prior to April 1, 2002 and not less than ninety (90) days' advance written notice to both Dollar and Eagle at any time after April 1, 2002. If and when Dollar or its designee acquires any investment in the Loans, it shall be treated as a Participant for all purposes of this Agreement.

5. Continued Operation and Prompt Termination of Program in Conformity with the Consent Order.

     (a) At all times, Eagle shall ensure that its investment in the Loans does not exceed the sum of (i) 100% of Eagle's Tier 1 capital; (ii) Eagle's Allowance for Loan and Lease Losses; and (iii) the amount in the Excess-Loss Reserve after all losses have been deducted therefrom. Dollar consents to Eagle retaining in the Excess-Loss Reserve as of January 1, 2002 whatever funds are reasonably required by Eagle to assure compliance with this requirement, provided that, on or prior to February 15, 2002, Eagle shall refund to Dollar from the Excess-Loss Reserve the amount by which the funds in the Excess-Loss Reserve exceed the funds required to be in the Excess-Loss Reserve absent this Section 5(a).

     (b) To facilitate the exercise by Eagle of appropriate control over the Program, Dollar agrees to devote at least three full-time auditors and one full-time audit supervisor to the Program.

     (c) Neither Eagle nor Dollar shall advertise the availability of Loans through print media, television, radio or telemarketing.

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     (d) Absent OCC consent in  accordance  with the Consent  Order,  Dollar and
Eagle shall ensure that (i) Loans shall be originated only through Dollar or through merchants who were engaged by Dollar prior to December 18, 2001 ("Merchants"), and by no other parties; (ii) Loans shall be offered solely
through  existing  Dollar  locations  and  current  Merchant  locations;   (iii)
Merchants shall not be permitted to change their locations (or add new locations) for offering Loans; and (iv) Eagle and Dollar shall not add new Merchants or locations for offering Loans; provided, however, that nothing herein shall preclude Dollar from relocating any of its existing stores.

     (e) Dollar shall provide Eagle with daily reports, which reports shall be complete, true and correct in all material respects, in a form consistent with the parties' course of performance of the Eagle-Dollar Agreement: (i) identifying the number and dollar amount of Loans outstanding, renewed, rolled-over, refinanced and repaid; and (ii) detailing the status of specific Loans in process of collection, Loan losses and related adjustments to Eagle's Allowance for Loan and Lease Losses.

     (f) Dollar presently intends, at the earliest practicable date, to make arrangements to replace Eagle with another federally insured financial institution as the lender for the Loans or, alternatively, to commence making the Loans itself or through its affiliates; provided, however, that Eagle may not be replaced by another federally insured financial institution without the prior written consent of Merlin, which consent will not be unreasonably withheld, if such financial institution would succeed to Eagle's rights and obligations under this Agreement. Eagle and the Participants shall fully cooperate with Dollar in these efforts. In all events, after June 15, 2002, Eagle shall neither make, renew, extend, roll over, refinance or permit to remain outstanding any Loans; provided, however, that nothing herein shall preclude Eagle and its agents, including Dollar, from continuing to collect charged-off Loans that have not been repaid in accordance with their terms by June 15, 2002. While charged-off Loans are not deemed to be outstanding for purposes of this Agreement or the Consent Order, the proceeds of charged-off Loans shall be available for Eagle and the Participants, as their interests shall appear.

     (g) Without the written consent of both Dollar and Merlin, which consent can be withheld for any reason, Eagle shall not sell any Loan or interest in any Loan or create any security interest in any Loan or interest therein.

     (h) The interests in the Loans of the respective Participants shall rank pari passu, and no Participant shall have any preference or priority over any other Participant in payments required hereunder.

6.       Intellectual Property Rights; Payments.

     At no time following June 15, 2002 shall Eagle use, challenge or assist others to use or challenge Dollar's Intellectual Property Rights in the Marks or the registration thereof or use or attempt to register any trademarks, trade names or other proprietary indicia confusingly similar to the Marks. Following June 15, 2002, all Intellectual Property Rights related to the business of making loans similar to the Loans shall be and become the sole property of Dollar, free and clear of all claims of Eagle, and Eagle shall thereupon permanently discontinue all use of any of such Intellectual Property Rights in connection with such loans; provided, however, that Eagle may use such


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Intellectual  Property Rights in connection with accounting,  record-keeping and regulatory compliance in connection with the Program. In consideration of Eagle's relinquishment of its Intellectual Property Rights in favor of Dollar, Dollar paid Eagle $300,000 in cash on December 31, 2001 and hereby agrees to pay Eagle $150,000 of additional cash by March 15, 2002 and $150,000 of additional cash by June 15, 2002. Payments under this Section 6 shall not constitute investments in the Loans.

7.       Federal Home Loan Bank Advances.

     Eagle shall apply the proceeds of any Merlin investment in the Loans, including Merlin's initial $6 million investment under Section 3, to pay down or pay off any outstanding advances to Eagle from the Federal Home Loan Bank of Pittsburgh (the "FHLB"). Eagle shall not obtain any new FHLB advances secured by the Loans unless (a) such advances are fully secured by investment securities in the physical possession or control of the FHLB; and (b) the advances are required to meet Eagle's liquidity needs.

8.       Reporting.

     Eagle shall furnish the Participants with monthly summary reports stating the number and aggregate principal amount of all Loans outstanding, the status of principal and interest collections and other amounts received by Eagle, and default rates.

9.       Administration of the Loans.

     Eagle may, without the consent of any Participant, and to the extent the following actions are consistent with customary and prudent administration standards for loans of like tenor, and are based on Eagle's good faith determination that such action is in the best interest of the Participants: (a) agree to any modification of any document relating to or evidencing any Loan;
(b) waive the terms of any such document; or (c) exercise, or refrain from exercising, or waive, any rights or powers that Eagle may have in respect thereof. Upon the reasonable request of any Participant, Eagle shall provide the Participant with a copy of any and all information concerning the Program as may, from time to time, be provided by Dollar to Eagle. Eagle and Dollar shall not amend the Eagle-Dollar Agreement without the prior written consent of Merlin.

10.      Due Authorization; Power; Etc.

     Each party hereto represents and warrants that: (a) the making and performance of this Agreement is within its power and has been duly authorized by all necessary corporate and other appropriate action by it; (b) this Agreement is in compliance with all laws and regulations applicable to it and does not conflict with any agreement to which it is a party or by which it is bound; and (c) this Agreement has been duly executed by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

11.      Notices.

     Each notice or other communication under this Agreement shall be in writing, shall be sent by messenger, by first class mail, or by fax and shall be effective when received. Notices shall be sent as follows:

     If to Eagle, to the following address (or to such other address as it may designate from time to time):

                           Eagle National Bank
                           8045 West Chester Pike
                           Upper Darby, PA  19082
                           Attention:       Murray Gorson, President
                                            Telephone:        (610) 853-4800
                                            Telecopy:         (610) 853-2562

         with a copy to (which shall not constitute notice) to:

                           Jeremy T. Rosenblum, Esq.
                           Ballard Spahr Andrews & Ingersoll, LLP
                           1735 Market Street, 51st Floor
                           Philadelphia, PA 19103
                                            Telephone:        (215) 864-8505
                                            Telecopy:         (215) 2864-9062

         If to Dollar, to the following address (or to such other address as it may designate from time to time)

                           Dollar Financial Group, Inc.
                           1436 Lancaster Avenue
                           Berwyn, PA  19312-1288
                           Attention:       Donald F. Gayhardt, President
                                            Telephone:      (610) 296-3400 x.125
                                            Telecopy:       (610) 296-7844

         with a copy to (which shall not constitute notice) to:

                           Hilary B. Miller, Esq.
                           112 Parsonage Road
                           Greenwich, CT 06830-3942
                                            Telephone:        (203) 399-1320
                                            Telecopy:         (914) 206-3727


         If to Payday Partners, to the following address (or such other address as it may designate from time to time):

                           Payday Partners, L.P.
                           c/o Payday Partners Management, Inc.
                           8049 West Chester Pike
                           Upper Darby, PA  19082-1317
                           Attention:       Paul Castignani, Vice President
                                            Telephone:        (610) 853-4800
                                            Telecopy:         (610) 853-2562


         If to Merlin, to the following address (or such other address as it may designate from time to time):

                           Merlin Holdings LLC
                           100 Front Street, Suite 1410
                           West Conshohocken, PA 19428
                           Attention:       John F. McGlinn II
                                            Telephone:        (610) 940-4492
                                            Telecopy:         (610) 940-4496

12.   Effect   on   Eagle-Dollar   Agreement,    Participation   Agreement   and
Gorson-Petralia Agreements.

     This Agreement supplements the Eagle-Dollar Agreement and replaces the Participation Agreement and the Gorson-Petralia Agreements; provided, however, that Eagle shall not be relieved of any payment obligations under the Participation Agreement and the Gorson-Petralia Agreements accrued for periods ending on or before December 31, 2001.

13.      Termination.

     Except for any unfulfilled payment, indemnification or other obligations hereunder, and except for any continuing efforts to collect charged-off Loans on behalf of Eagle and/or the Participants, this Agreement shall terminate when (a) no Loans are outstanding hereunder; (b) no Participant has any remaining investment in the Loans; and (c) Dollar has given written notice to Eagle that it will no longer be originating or servicing new Loans hereunder. Notwithstanding anything else herein to the contrary, no additional Loans will be participated pursuant to the terms of this Agreement after June 30, 2002, and the Participants' investment in the Loans shall be amortized and distributions shall be made in accordance with Section 3(i).

14.      Entire Agreement.

     This Agreement supplements the Eagle-Dollar Agreement and supersedes any and all other agreements, oral or written, between the parties with respect to the subject matter of this Agreement, and no other agreement, statement, or promise relating to the subject matter of this Agreement shall be valid or binding.

15.      Further Documents and Actions.

     The parties shall promptly execute such documents and take such actions, including the filing of financing statements, as are necessary or appropriate to effectuate the intentions and undertakings set forth herein and to permit Eagle to comply with the Consent Order and provided such documents and actions are not inconsistent with the terms of this Agreement. Eagle hereby appoints Merlin as its agent and attorney-in-fact for the purpose of filing any financing statements reflecting Merlin's interests herein.

16.      Successors and Assigns.

     Subject to the provisions of this Agreement regarding assignment, this Agreement shall be binding upon the successors and assigns of the respective contracting parties.

17.      Governing Law.

     The validity of this Agreement and the rights and the duties of the contracting parties shall be construed under and governed by the substantive laws of the Commonwealth of Pennsylvania without regard to its conflict of law principles.

18.      Severability

     If any provision of this Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not be affected thereby, and this Agreement shall otherwise remain in full force and effect.

19.      Modification and Amendment.

     This Agreement may be modified or amended only by a writing signed by the parties to this Agreement or their duly authorized agents.

20.      Waiver.

     No purported waiver relating to this Agreement shall have any force or effect unless expressly set forth in writing by the waiving party.

21.      Assignment.

     Subject to Section 4, this Agreement shall not be assignable by any party without the prior written consent of each of Eagle, Dollar and Merlin.

22.      Arbitration.

     Any claim or controversy arising out of or relating to this Agreement, or the breach hereof, shall be settled and determined by non-binding arbitration by a single arbitrator in Philadelphia, Pennsylvania in accordance with the then current Commercial Rules and Expedited Procedures of the American Arbitration Association.

23.      Title to the Loans.

     Eagle hereby represents and warrants to the Participants, as of the date hereof and throughout the term hereof, that: (a) the participation interests sold to the Participants pursuant to this Agreement constitute undivided ownership interests in the Loans; (b) no Loan or any interest therein has been sold, transferred, assigned, participated, conveyed or pledged by Eagle to any person or entity other than the Participants; (c) Eagle has good and marketable title to each Loan, free and clear of all liens, encumbrances, security interests, participations and rights of others, except for an FHLB lien as of the date of this Agreement; and (d) immediately prior to the sale of the participation interests to the Participants pursuant to this Agreement, Eagle was the sole owner of the Loans and had full right and power to sell the participation interests to the Participants.

24.  No  Partnership  between  Eagle,   Dollar  and  the  Participants;   Dollar
Obligations.

     This Agreement does not constitute a partnership or joint venture agreement, and Eagle, Dollar and the Participants do not and shall not constitute partners of each other by virtue of this Agreement. Except as expressly set forth in Section 4 (with respect to which Dollar's sole liability shall be to Merlin and Eagle and not to any other party or parties), Dollar's obligations hereunder are owed solely to Eagle; none of the Participants shall be deemed in privity with Dollar under this Agreement or to have the right to enforce any of Dollar's obligations; and none of the Participants shall have the right to seek or obtain any remedy from Dollar by virtue of any breach by Dollar.

25.      Intention of the Parties.

     (a) The relationship between Eagle and the Participants hereunder is not intended to be that of debtor and creditor, it being intended that the Participants will hold undivided ownership interests in the Loans.

     (b) It is the intention of the parties hereto that the sale to the Participants of participation interests in the Loans pursuant to this Agreement is an absolute sale of the participation interests (and the parties hereto agree to treat the transfer of the participation interests as an absolute sale rather than a secured financing), such that the FDIC shall not, by exercise of its authority to disaffirm or repudiate contracts under Section 13(e) of the Federal Deposit Insurance Act, have any right to reclaim, recover or recharacterize as property of Eagle any participation interest transferred by Eagle to the Participants.

     (c) If, notwithstanding the parties' intent, the sale to the Participants of participation interests in the Loans pursuant to this Agreement is held or deemed not to be an absolute sale or is held or deemed to be a pledge of security for a loan, Eagle and the Participants intend that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that, in such event, with respect to such property Eagle shall be deemed to have granted, as of the date of this Agreement, and does hereby grant, to the Participants, a security interest in the entire right, title and interest of Eagle in and to the Loans and all proceeds thereof, which security interest shall be perfected and of first priority, except for an FHLB lien which Eagle is required to have released under Section 28(a) hereof. In such event, with respect to such property, this Agreement shall constitute, and hereby is, a security agreement under applicable law.

     (d) Eagle hereby grants to the Participants a participation interest in Eagle's entire right, title and interest to its right to indemnification from Dollar (the "Indemnification Rights") under the terms of the Eagle-Dollar Agreement on the same percentage basis as the Percentage Interests. If, notwithstanding the parties' intent, the sale to the Participants of participation interests in the Indemnification Rights pursuant to this Agreement is held or deemed not to be an absolute sale or is held or deemed to be a pledge of security for a loan, Eagle and the Participants intend that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that, in such event, Eagle shall be deemed to have granted, as of the date of this Agreement, and does hereby grant to the Participants a security interest in Eagle's entire right, title and interest in and to its Indemnification Rights and all proceeds thereof, which security interest shall be perfected and of first priority, except for an FHLB lien which Eagle is required to have released under Section 28(a) hereof. With respect to such Indemnification Rights, this Agreement shall constitute, and hereby is, a security agreement under applicable law.

     (e) Eagle authorizes Participants to file financing statements with the appropriate filing offices to evidence the sale of the participation interests in the Loans and the Indemnification Rights pursuant to this Agreement and/or to perfect the security interests granted above.

26.      Phanco.

     Eagle and Dollar hereby confirm their agreement that Dollar shall be solely responsible for any further payments, costs, liabilities or damages relating to the Phanco case. Notwithstanding the cessation of lending pursuant to the Eagle-Dollar Agreement, the provisions of Section 31 of the Eagle-Dollar Agreement shall survive for the full period of the statute of limitations of any third-party claim indemnifiable thereunder.

27.      Counterparts.

     This Agreement may be executed in counterparts and when executed by all of the parties in counterpart, each such counterpart will be deemed an original and all such counterparts shall constitute one and the same instrument. An electronic facsimile, photocopy or electronic mail copy of this Agreement or any signature hereon shall be valid as an original.

28.      Covenants of Eagle.

     Section 21 of the Eagle-Dollar Agreement is hereby amended to specify that amounts deposited in the Eagle and Dollar deposit accounts used to fund the Loans or receive Loan payments (the "Deposit Accounts") shall be for the benefit of Eagle and the Participants as their interests may appear.

     On or before February 15, 2002 (and no later than the time of the payment described in Section 3(f)), Eagle shall:

         (a) cause the FHLB to release the instruments evidencing the Loans, as the same may now or hereafter exist, from its security interest as evidenced by financing statement number 34051387 filed with the Pennsylvania Department of State.

         (b) establish at Eagle as separate, segregated accounts for the benefit of Eagle and the Participants, as their interests may appear: (i) the Transfer Account; (ii) the Deposit Accounts; and (iii) a reserve account (the "Reserve Account"), into which Eagle shall deposit and immediately invest in Eligible Investments an amount equal to the lesser of the aggregate investment of the Participants or the amount of the Excess-Loss Reserve (as defined in Section 16 of the Eagle-Dollar Agreement), all of which shall be invested in Eligible Investments; and

         (c) grant to the Participants a security interest in the Transfer Account, the Deposit Accounts and the Reserve Account.

     IN WITNESS WHEREOF, the undersigned hereby set their hands and seals to this Agreement, with full knowledge of its contents and intending thereby to be legally bound, as of the date first above written.

ATTEST:                                                      EAGLE NATIONAL BANK

                                                               /s/ MURRAY GORSON
                                                   By:  Murray Gorson, President



ATTEST:                                             DOLLAR FINANCIAL GROUP, INC.


                                                            /s/ JEFFREY A. WEISS
                                                By:  Jeffrey A. Weiss, President



ATTEST:                                                     PAYDAY PARTNERS L.P.
                                        By:    PAYDAY PARTNERS MANAGEMENT, INC.,
                                                                 General Partner

                                                             /s/ PAUL CASTIGNANI
                                            By:  Paul Castignani, Vice President


ATTEST:                                                      MERLIN HOLDINGS LLC

                                                          /s/ JOHN F. McGLINN II
                                                         By:  John F. McGlinn II


                                                          /s/ S. MARSHALL GORSON
Witness                                                       S. MARSHALL GORSON


                                                               /s/ JOHN PETRALIA
Witness                                                            JOHN PETRALIA